Exhibit 99.2
Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as "expect", "anticipate", "estimate", "believe", "no assurance", "intend", "should", "could", "may", "plan", "project", "predict", and similar expressions and statements which are made in the future tense, or which refer to future events or developments, are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors: general economic and business conditions, and trends in the lodging and entertainment industries in particular; changes in hotel occupancy rates, business and leisure travel rates and the "buy rate" of our customers; our ability to access popular content on terms that are acceptable to us; timely availability of content; changes to the competition, including the ability of our competitors to deliver on demand entertainment or competitive services through the Internet or cable; the impact of changes in regulation which may limit our ability to provide content we currently provide; the occurrence of one or more future terrorist attacks, wars, public health concerns or other crises; availability of key components and services necessary for the manufacture and assembly of our interactive systems; uncertainties in our strategies or efforts to improve operating results by increasing revenue and decreasing costs; availability of capital on terms that are acceptable to us and sufficient to execute our business plan, including expanding the installation of our digital system in our customers' guest rooms, and to adapt to technological changes in our industry; changes in customer relationships with hotel chains and their franchisees, including our ability to obtain new customers and to retain existing customers; the results of our product development difficulties and delays of new technologies and enhancement of existing technologies.These forward- looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 254 258 262 266 269 270.4 272.9 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 2 Steady Revenue Growth TTM Trailing Twelve Months

Q3 2005 Q3 2004 % Change Movie Revenue $ 18.01 $ 18.90 - 4.7% Other Interactive Services 5.87 5.75 2.1% Total Per Guest Pay Room $ 23.88 $ 24.65 -3.1% Q3 Revenue Analysis FINANCIAL HIGHLIGHTS Slide 3 Hurricane Katrina Impact: -Total Revenue Per GP Room: $(0.15)-$(0.18) -Movie Revenue Per Room: $(0.11)-$(0.14) TV Internet Profit Improvement Initiative $(0.10) Digital Platform Installed in 60.1% of Rooms Per room per month

Costs & Operating Expenses Slide 4 Q3 05 Q3 04 % of Rev Direct Costs $11.47 46.4% $11.52 45.6% Guest Pay Operations 2.96 12.0% 3.00 11.9% SG&A 2.08 8.4% 2.09 8.3% Depreciation & Amortization 5.58 22.6% 6.76 26.7% Total Costs & Op Expenses $22.09 89.3% $23.37 92.6% FINANCIAL HIGHLIGHTS Reduced Internet Connectivity Costs by $900,000 Depreciation Decreasing with Lower Installation Costs Per Room Per Month % of Rev

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization TTM Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 87.6 89 90 90.3 91.6 91.7 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 5 Trailing Twelve Months

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 8.5 9.7 11.4 13 14.942 17.8 20.1 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 6 Increasing Operating Income TTM Trailing Twelve Months (in millions)

Narrowing Net Loss TTM Trailing Twelve Months Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 -14.8 -10.7 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 FINANCIAL HIGHLIGHTS Slide 7 (in millions) Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q3 Net Income: $585,000

New Installation Digital Capital per Room Slide 8 FINANCIAL HIGHLIGHTS 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 Q1 2005 351 Q2 2005 335 Q3 2005 321 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 Market Segmentation Product Segmentation Engineering Developments Capital Reductions From: $351 DIGITAL DIG $335 $321 DIG

Cash Flow Analysis 1st 9 mo. '05 Q3 '05 Q3 '04 % Chg Cash from Operations $ 52.2 $ 58.9 $ 56.7 4.0% Corp Capital / Minor Extensions (9.3) (10.2) (11.9) Digital Renewal Investment * (10.3) (13.7) (16.2) Pre-Expansion Cash Flow $ 32.5 $ 35.0 $ 28.6 22.4% New Room Investment ** (19.5) (28.9) (24.2) Post- Expansion Cash Flow $ 13.0 $ 6.1 $ 4.4 38.6% *Digital Upgrade Rooms 38,680 51,640 53,397 -3.3% **New Digital Rooms 58,006 85,481 63,568 34.5% (in millions) FINANCIAL HIGHLIGHTS Slide 9 TTM TTM

OUTLOOK Full Year 2005 Guidance FY' 05 Range Revenue $ 274.0 - $277.0 Operating Income $ 22.0 - $ 24.0 Operating Income exclusive of D & A $ 92.0 - $ 94.0 Net Income/Loss $ (8.0) - $ (6.0) EPS (Loss) $ (0.44) - $(0.33) Capital Investment $ 51.0 - $ 52.0 Net New Rooms* 27,000 - 30,000 Slide 10 (in millions except per share) Full Year 2005 Free Cash Flow Approximately $12.0 Million * 20,700 Rooms Removed Due to Hurricane Katrina

Growth Initiatives: Digital Platform Focused Slide 11 Marketing & Content Initiatives "Refresh" interactive menus (appearance and messaging) Time-of-day and day-of-week merchandising All-day purchase options Title-based promotions Status: Tests are in the field; statistical analysis in progress GROWTH INITIATIVES Pro & college football packages launched in September @ 14 hotels $.25 to $.30 rm/mo (only "live" two days a week) Seven days a week starts in November w/NBA Broader roll-out begins Q1 '06 Hotel SportsNetSM

Growth Initiatives: Digital Platform Focused Slide 12 Healthcare Initiative September 2005Announcements: - Overlook Hospital, Summit, NJ - St. Luke's Hospital, Kansas City, MO Today: - Kent General Hospital, Dover, DE - Southwest Washington, Vancouver, WA Early Economics Promising System Sale Gross Profit = $390 per Bed Recurring Support Gross Profit = $6-$7 per Bed/Mo GROWTH INITIATIVES

Growth Initiatives: Digital Platform Focused Slide 13 Advertising Initiative Initiative launched in Q3 Successful campaign with Virgin Atlantic (early 2005) Business Premise: Digital Platform + Guest Demographics Metered environment with rich media/on-demand content Investigating potential models - potential 2006 impact GROWTH INITIATIVES

Slide 14 Copyright 2005 LodgeNet Entertainment Corporation All rights reserved.

Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing) Slide 15 (1) (2)